UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2016

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 19, 2016, Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power” and, together with Cleco, collectively referred to herein as the “Company”) filed a Current Report on Form 8-K (the "Original Filing") dated April 13 2016, to report the election of the Board of Directors of the Company effective April 13, 2016. At the time of the Original Filing, the Board of Directors had not made a determination regarding any committee assignments. The Company is filing this amended Current Report on Form 8-K/A to report that on May 9, 2016, the Board of Directors of Cleco Power appointed Peggy Scott, Bruce Wainer, Randy Gilchrist, and Rick Gallot to the Audit Committee of Cleco Power effective May 9, 2016.

Other than the preceding disclosure, no other disclosure reported in the Original Filing is amended pursuant to this
Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: May 12, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer, Controller, and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: May 12, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer, Controller, and Chief Accounting Officer